Eaton Vance Atlanta Capital SMID-Cap Fund
Supplement to
Summary Prospectus dated February 1, 2015

The following replaces the second paragraph under “Eaton Vance Atlanta Capital SMID-Cap Fund”:

On January 15, 2013, the Fund discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including those who acquire shares through the reinvestment of dividends and distributions and those who received Fund shares in connection with a reorganization); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected the Fund prior to the close of business on January 15, 2013.  Sales of Fund shares may be further restricted or reopened in the future.

December 7, 2015	20418 12.7.15

Eaton Vance Atlanta Capital Focused Growth Fund
Eaton Vance Atlanta Capital Select Equity Fund
Eaton Vance Atlanta Capital SMID-Cap Fund
Supplement to
Prospectus dated February 1, 2015

as revised August 24, 2015

Effective December 4, 2015, Eaton Vance Atlanta Capital Horizon Growth Fund (“Horizon Growth Fund”) was reorganized into Eaton Vance Atlanta Capital SMID-Cap Fund (“SMID-Cap Fund”).  Shares of Horizon Growth Fund are no longer offered for sale.

The following replaces the first paragraph under “Eaton Vance Atlanta Capital SMID-Cap Fund” in “Fund Summaries”:

On January 15, 2013, the Fund discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including those who acquire shares through the reinvestment of dividends and distributions and those who received Fund shares in connection with a reorganization); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected the Fund prior to the close of business on January 15, 2013.  Sales of Fund shares may be further restricted or reopened in the future.

December 7, 2015	20417 12.7.15